UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number:  811-07391


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST, INC.


(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)


Mark R. Manley


AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)


Registrant's telephone number, including area code:  (800) 221-5672


Date of fiscal year end:  October 31, 2006

Date of reporting period:    April 30, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


SEMI-ANNUAL REPORT


AllianceBernstein Global Strategic Income Trust


Semi-Annual Report


April 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


----------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
----------------------------


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




June 26, 2006


Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global Strategic Income Trust (the "Fund") for the semi-annual reporting period ended April 30, 2006.

Investment Objective and Policies

Previously, this open-end fund's investment objective was primarily a high level of current income and, secondarily, capital appreciation. Effective April 1, 2006, the Fund's investment objective is to generate current income consistent with preservation of capital. The Fund invests in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. government and non-U.S. government securities and supranational entities, including lower-rated securities. Under normal circumstances, the Fund invests at least 65% of its net assets in fixed-income securities of issuers located in at least three countries, one of which may be the U.S. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund may invest in debt securities with a range of maturities from short to long term. The Fund will maintain at least 65% of its total assets in investment-grade securities, and its other investments will include below investment- grade securities. The Fund may invest, without limit, in derivatives, such as options, futures, forwards and swaps.

Investment Results

The table on page 5 shows the Fund's performance compared to its benchmark, the Lehman Brothers (LB) Global Aggregate Index (U.S. dollar hedged) for the six- and 12-month periods ended April 30, 2006. Also included in the table are returns for Fund's peer group, as represented by the Lipper Multi-Sector Income Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund outperformed both its benchmark, the LB Global Aggregate Index (U.S. dollar hedged), and its Lipper Average, for the six- and 12-month periods ended April 30, 2006. Contributing positively to performance during both time frames was the Fund's allocation to emerging-market debt. The emerging-market debt class significantly outperformed the Fund's broader index. In addition, the Fund's country allocation within its emerging debt holdings, particularly its positions in Brazil and Argentina, contributed to its outperformance.

The Fund's allocation to high yield also contributed positively to performance during both periods under review as high yield debt outperformed investment-grade debt. Additionally, the Fund's overweighted allocation to Swedish government debt added to the Fund's outperformance.

Market Review and Investment Strategy

Investment-grade fixed-income returns were generally weak during the semi-annual reporting period, reflecting higher U.S. interest rates. Yields rose across the maturity spectrum as the U.S. Federal Reserve (the "Fed") continued to raise official rates another


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 1


100 basis points in quarter point increments. The Treasury yield curve remained relatively flat, with the yield on the 10-year near 5.0% and only a 30 basis point difference between the two-year yield and the 30-year yield. At the end of the period, the Fed funds rate stood at 4.75%, 375 basis points higher than when the Fed started tightening in June of 2004.

As rates generally rose less abroad than in the U.S., hedged non-U.S. dollar government bonds outperformed their U.S. counterparts, posting excess returns over U.S. Treasuries exceeding 100 basis points. Select non-U.S. bond markets held in the Fund fared even better, including Poland, Japan, Mexico and Australia.

The emerging-market debt class posted solid returns for the semi-annual period despite recent softening due to the cumulative effects of U.S. interest rate hikes and upcoming elections in several emerging countries. Overall, the emerging markets enjoyed strong investor demand, a favorable low global interest rate environment and strong global liquidity throughout most of the period. Furthermore, world inflation worries eased somewhat and growth indicators turned more positive, benefiting emerging market sovereign debt. Strong capital inflows caused currencies to appreciate which allowed central banks in almost every emerging country to accumulate reserves--one of the most important technical drivers supporting the sector. Improved export demand and strong commodity prices, particularly oil, also helped select emerging market countries. Emerging-market spreads tightened to end the period at a near record low of 179 basis points over Treasuries.

During the period under review, the Fund's allocations to global government debt, high yield corporate securities and emerging-market debt were generally maintained. Global government debt held within the Fund included government securities from the U.S., U.K., Germany, Japan, Norway and Poland.

Within the high yield market, there was little difference in returns among high yield industries, leading to limited opportunities for outperformance through industry over- and underweights. As such, security selection as the primary means of achieving value continued to be emphasized, drawing on the Fund's Global Fixed Income Investment Team's and U.S. High Yield Investment Team's (the "team's") extensive fundamental and quantitative research to help identify the winners and losers.

Within the Fund's emerging market debt allocation, exposure to Russia, Brazil, Mexico and Argentina was maintained.

AllianceBernstein is now employing a more dynamic approach to asset allocation for Global Strategic Income Trust. This new approach should result in lower net asset value (NAV) volatility relative to the Fund's past experience, but also may result in more variability in the monthly dividend. As


2 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


before, sector selection will be based upon the risk-adjusted expected returns of the team's research analysts. However, going forward, while the Fund's benchmark remains the LB Global Aggregate Index, the allocation will no longer be set relative to the Index. Instead, this allocation will be set in an absolute sense. The team believes that this change will better align the portfolio construction process with the Fund's stated objective. The team's goal is to selectively add risk to the Fund's portfolio when justified by the combination of current yield levels and the team's current economic outlook.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Global Aggregate Index (U.S. dollar hedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The LB Global Aggregate Index provides a broad-based measure of the international investment-grade bond market. The index combines the LB U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. For both the six- and 12-month periods ended April 30, 2006, the Lipper Multi-Sector Income Funds Average consisted of 121 funds. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund invests a significant amount of its assets in foreign securities and emerging markets which could result in substantial volatility due to political and economic uncertainty. The Fund can invest a portion of its assets in the securities of a single issuer, a single region, a single foreign country and 35% of its assets in non-investment grade securities which may present greater risk. In an effort to increase yield, the Fund can use leverage which may increase fluctuation caused by changes in interest rates or bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. The Fund may invest in high yield bonds (i.e., junk bonds) which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


HISTORICAL PERFORMANCE
(continued from previous page)

THE FUND VS. ITS BENCHMARK
PERIODS ENDED APRIL 30, 2006
                                                          Returns
                                                6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Global Strategic
  Income Trust
  Class A                                          3.66%               6.34%
  Class B                                          3.29%               5.56%
  Class C                                          3.18%               5.58%
  Advisor Class*                                   3.71%               6.55%
  Class R*                                         3.40%               5.91%
  Class K*                                         3.67%               6.34%
  Class I*                                         3.84%               6.71%

Lehman Brothers Global Aggregate
  Index (USD Hedged)                               0.29%               1.45%

Lipper Multi-Sector Income Funds Average           2.91%               4.58%

* Please note that these share classes are for investors purchasing shares through institutional pension plans.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 5


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2006

                                       NAV Returns       SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                     6.34%             1.76%
5 Years                                    6.19%             5.27%
10 Years                                   7.32%             6.86%
SEC Yield**                                2.09%

Class B Shares
1 Year                                     5.56%             1.59%
5 Years                                    5.45%             5.45%
10 Years                                   6.89%             6.89%
SEC Yield**                                1.44%

Class C Shares
1 Year                                     5.58%             4.59%
5 Years                                    5.43%             5.43%
10 Years                                   6.60%             6.60%
SEC Yield**                                1.48%

Advisor Class Shares+
1 Year                                     6.55%             6.55%
5 Years                                    6.50%             6.50%
Since Inception*                           5.59%             5.59%
SEC Yield**                                2.50%

Class R Shares+
1 Year                                     5.91%             5.91%
Since Inception*                           3.95%             3.95%
SEC Yield**                                1.96%

Class K Shares+
1 Year                                     6.34%             6.34%
Since Inception*                           4.35%             4.35%
SEC Yield**                                2.26%

Class I Shares+
1 Year                                     6.71%             6.71%
Since Inception*                           4.69%             4.69%
SEC Yield**                                2.60%

* Inception dates: 12/18/97 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

**   SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2006.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

(Historical Performance continued on next page)

See Historical Performance disclosures on page 4.


6 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)

                                                             SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                           1.60%
5 Years                                                          4.76%
10 Years                                                         7.14%

Class B Shares
1 Year                                                           1.33%
5 Years                                                          4.93%
10 Years                                                         7.16%

Class C Shares
1 Year                                                           4.31%
5 Years                                                          4.91%
10 Years                                                         6.88%

Advisor Class Shares+
1 Year                                                           6.51%
5 Years                                                          6.00%
Since Inception*                                                 5.56%

Class R Shares+
1 Year                                                           5.74%
Since Inception*                                                 3.65%

Class K Shares+
1 Year                                                           6.06%
Since Inception*                                                 3.95%

Class I Shares+
1 Year                                                           6.41%
Since Inception*                                                 4.29%

* Inception dates: 12/18/97 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+    Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 7


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning                         Ending
                 Account Value                    Account Value                    Expenses Paid
                November 1, 2005                  April 30, 2006                   During Period*
             -----------------------        --------------------------        -----------------------
              Actual    Hypothetical          Actual    Hypothetical**        Actual     Hypothetical
             -------    ------------        ---------   --------------        ------     ------------
Class A       $1,000        $1,000          $1,036.61      $1,016.46          $ 8.53        $ 8.45
Class B       $1,000        $1,000          $1,032.87      $1,012.84          $12.15        $12.03
Class C       $1,000        $1,000          $1,031.76      $1,012.89          $12.09        $11.98
Advisor
  Class       $1,000        $1,000          $1,037.07      $1,017.85          $ 7.07        $ 7.00
Class R       $1,000        $1,000          $1,034.02      $1,014.98          $10.04        $ 9.94
Class K       $1,000        $1,000          $1,036.68      $1,016.46          $ 8.48        $ 8.40
Class I       $1,000        $1,000          $1,038.41      $1,018.10          $ 6.82        $ 6.76

* Expenses are equal to the classes' annualized expense ratios of 1.69%, 2.41%, 2.40%, 1.40%, 1.99%, 1.68% and 1.35%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**   Assumes 5% return before expenses.


8 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


PORTFOLIO SUMMARY
April 30, 2006 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): $87.0

SECURITY TYPE BREAKDOWN*

o   39.4%   Sovereign Debt Obligations
o   40.7%   U.S. Government &Government Sponsored Agency Obligations
o   11.7%   Bank Loans
o    4.1%   Corporate Debt Obligations
o    0.4%   Supranationals
o    0.1%   Municipal Debt Obligations
o    3.6%   Short-Term

* All data are as of April 30, 2006. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 9


PORTFOLIO OF INVESTMENTS
April 30, 2006 (unaudited)

                                                Principal
                                                   Amount
                                                     (000)    U.S. $ Value
-------------------------------------------------------------------------------
Argentina-1.0%
Government Obligation-1.0%
Republic of Argentina
  4.89%, 8/03/12(a)(b)
  (cost $692,379)                    US$              879       $  825,174

Australia-0.7%
Government Obligation-0.7%
Commonwealth of Australia
  6.00%, 2/15/17
  (cost $560,711)                    AUD              730          567,377

Brazil-2.2%
Government Obligations-2.2%
Banco Nacional de Desenvolvimento
  Economico e Social
  9.63%, 12/12/11(c)                 US$              256          293,120
Federal Republic of Brazil
  8.25%, 1/20/34                                        1            1,087
  8.88%, 10/14/19                                       4            4,610
  10.50%, 7/14/14(b)                                  105          130,200
  12.00%, 4/15/10(b)                                  746          910,120
  12.50%, 1/05/16(b)                 BRL              941          453,141
  12.75%, 1/15/20(b)                 US$               56           82,880

Total Brazilian Securities
  (cost $1,448,523)                                              1,875,158

Canada-0.5%
Corporate Debt Obligations-0.5%
Abitibi-Consolidated, Inc.
  6.00%, 6/20/13(b)                                   275          246,125
YPG Holdings, Inc.
  5.25%, 2/15/16(b)                  CAD              186          160,831

Total Canadian Securities
  (cost $429,145)                                                  406,956

Cayman Islands-0.1%
Corporate Debt Obligation-0.1%
Unibanco (Grand Cayman)
  8.70%, 2/11/10(c)
  (cost $114,402)                    BRL              250          113,051


10 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                Principal
                                                   Amount
                                                     (000)    U.S. $ Value
-------------------------------------------------------------------------------
Germany-4.7%
Corporate Debt Obligations-0.5%
Aries Vermoegensverwaltungs GmbH
  9.60%, 10/25/14(c)                    US$           250       $  311,100
Bayer AG
  5.00%, 7/29/05(a)                     EUR            40           45,286
Henkel KGaA
  5.38%, 11/25/04(a)                                   40           47,067
                                                                   403,453

Government Obligation-4.2%
Bundesobligation
  4.00%, 2/16/07                                    2,804        3,562,576
Kreditanstalt fuer Wiederaufbau
  2.05%, 2/16/26                        JPY        13,000          109,988
                                                                 3,672,564

Total German Securities
  (cost $4,049,598)                                              4,076,017

Hong Kong-0.1%
Corporate Debt Obligation-0.1%
Noble Group, Ltd.
  6.63%, 3/17/15(c)
  (cost $91,296)                        US$           100           88,303

Indonesia-0.5%
Government Obligation-0.5%
Indonesian Rupiah Credit Linked Note
  12.90%, 6/17/22
  (cost $408,091)                       IDR     3,656,000          438,840

Japan-1.5%
Government Obligation-1.5%
Development Bank of Japan
  1.75%, 6/21/10
  (cost $1,333,524)                     JPY       150,000        1,342,769

Luxembourg-0.6%
Corporate Debt Obligations-0.6%
Arcelor Finance SCA
  4.63%, 11/07/14(b)                    EUR           368          454,560
Evraz Group SA
  8.25%, 11/10/15(c)                    US$           100          100,500

Total Luxembourg Securities
  (cost $581,506)                                                  555,060

Mexico-1.7%
Corporate Debt Obligation-0.5%
Innova S de RL
  9.38%, 9/19/13                                      405          455,139


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 11


                                                Principal
                                                   Amount
                                                     (000)    U.S. $ Value
-------------------------------------------------------------------------------
Government Obligations-1.2%
Mexican Bonos
  9.00%, 12/22/11                       MXN         4,521       $  419,708
  9.00%, 12/20/12(b)                                6,643          616,986
                                                                 1,036,694

Total Mexican Securities
  (cost $1,397,538)                                              1,491,833

Netherlands-0.2%
Corporate Debt Obligation-0.2%
Koninklijke (Royal) Philips
  Electronics NV
  5.75%, 5/16/08
  (cost $127,427)                       EUR           100          130,988

Norway-1.5%
Government Obligation-1.5%
Kingdom of Norway
  5.50%, 5/15/09
  (cost $1,270,961)                     NOK         7,829        1,336,956

Panama-0.5%
Government Obligation-0.5%
Republic of Panama
  9.63%, 2/08/11
  (cost $434,788)                       US$           375          426,562

Peru-0.1%
Government Obligation-0.1%
Republic of Peru
  8.38%, 5/03/16(b)
  (cost $113,428)                                     113          123,057

Poland-1.8%
Government Obligation-1.8%
Republic of Poland
  6.25%, 10/24/15(b)
  (cost $1,515,537)                     PLN         4,388        1,551,573

Russia-2.6%
Government Obligation-2.6%
Russian Ministry of Finance
  3.00%, 5/14/08(b)
  (cost $2,244,488)                     US$         2,395        2,269,262

South Africa-0.5%
Corporate Debt Obligation-0.5%
International Bank for
  Reconstruction & Development
  Zero Coupon, 2/17/26(b)
  (cost $358,652)                       ZAR        10,000          411,975


12 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                Principal
                                                   Amount
                                                     (000)    U.S. $ Value
-------------------------------------------------------------------------------
South Korea-2.4%
Government Obligations-2.4%
South Korean Won Credit Linked Note
  5.25%, 12/10/10(c)                    KRW     1,022,175      $ 1,086,605
  5.25%, 12/11/10(c)                              962,113        1,024,573

Total South Korean Securities
  (cost $2,023,250)                                              2,111,178

Sweden-19.3%
Government Obligations-19.3%
Kingdom of Sweden
  5.00%, 1/28/09                        SEK        56,275        7,994,169
  6.50%, 5/05/08                                   60,845        8,821,950

Total Swedish Securities
  (cost $16,050,946)                                            16,816,119

Ukraine-0.1%
Government Obligations-0.1%
  Government of Ukraine
  6.88%, 3/04/11(c)                     US$           100          100,250
  11.00%, 3/15/07(c)                                    9            9,638

Total Ukrainian Securities
  (cost $109,531)                                                  109,888

United Kingdom-8.2%
Corporate Debt Obligations-1.2%
AIB UK 1 LP
  4.78%, 12/17/14(a)                    EUR            40           48,023
EMAP Plc.
  6.25%, 12/09/13                       GBP           146          266,907
mmO2 Plc.
  6.38%, 1/25/07(b)                     EUR           410          528,516
Vodafone Group Plc.
  4.25%, 5/27/09                                      150          190,991
                                                                 1,034,437

Government Obligation-7.0%
United Kingdom Treasury Note
  5.00%, 3/07/08                        GBP         3,319        6,094,729

Total United Kingdom Securities
  (cost $6,889,652)                                              7,129,166


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 13


                                                Principal
                                                   Amount
                                                     (000)    U.S. $ Value
-------------------------------------------------------------------------------
United States-63.3%
Corporate Debt Obligations-1.1%
Ford Motor Credit Co.
  4.95%, 1/15/08(b)                     US$           100       $   92,955
  6.63%, 6/16/08                                      115          108,048
Genworth Financial, Inc.
  1.60%, 6/20/11(b)                     JPY        22,000          189,143
HCA, Inc.
  7.58%, 9/15/25(b)                     US$            65           62,665
IPALCO Enterprises, Inc.
  8.38%, 11/14/08(b)                                  150          156,000
JP Morgan Chase & Co.
  5.75%, 1/02/13(b)                                   374          373,956
                                                                   982,767

Bank Loans-13.9%
Allegheny Energy Supply Co. LLC
  6.16-6.41%, 3/08/11                                 320          321,053
Brenntag Holding GmbH & Co. KG
  7.44%, 12/22/13                                     402          407,677
  7.44%, 1/17/14                                       98           99,777
CSC Holdings, Inc.
  6.58-6.74%%, 3/14/13                                500          501,735
DaVita, Inc.
  6.69-7.11%, 4/30/12                                 942          950,247
Dex Media West, LLC
  6.25-6.72%, 3/09/10                                 737          739,199
Georgia-Pacific Corp.
  6.88-6.98%, 2/14/13                                 499          501,284
  7.88-8.03%, 2/14/14                                 500          510,415
Graham Packaging Co. LP
  6.94-7.25%, 9/15/11                                 494          498,687
Keystone Automotive Operations, Inc.
  7.00-7.42%, 10/30/09                                394          394,417
LandSource Communities
  Development LLC
  7.38%, 7/31/10                                      500          501,875
MGM Holdings II, Inc.
  7.23%, 3/15/12                                      500          505,105
Neiman Marcus Group, Inc.
  7.34%, 4/06/13                                      475          480,788
North Las Vegas
  2.75%, 4/20/11                                      200          200,750
  7.00%, 4/20/12                                      100          101,500
NRG Energy, Inc.
  6.82%, 1/06/13                                      204          205,706
  6.98%, 1/06/13                                       46           46,899
Owens-Illinois Group, Inc.
  6.71%, 4/01/08                                      131          131,733
PanAmSat Corp.
  6.81-6.90%, 7/01/11                                 494          499,468


14 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                Shares or
                                                Principal
                                                   Amount
                                                     (000)    U.S. $ Value
-------------------------------------------------------------------------------
PGT Industries, Inc.
  7.75%, 2/14/12                        US$           526       $  529,457
Prestige Brands, Inc.
  7.23-9.00%, 4/15/11                                 490          495,512
Rainbow National Services LLC
  7.56%, 3/31/12                                      495          500,881
Standard Pac
  1.50%, 5/01/13                                    1,000        1,000,000
United Air Lines, Inc.
  8.63%, 2/01/12                                      219          221,867
  8.75%, 2/01/12                                       31           31,706
United Subcontractors, Inc.
  7.70%, 12/27/12                                     748          748,125
VWR International, Inc.
  7.34%, 4/05/11                                      420          424,679
WMG Acquisitions Corp.
  6.58-7.21%, 3/22/11                                 489          493,621
                                                                12,044,163

Municipal Obligation-0.1%
Alameda Corridor Transportation
  Authority
  6.60%, 10/01/29                                     100          107,297
U.S. Government and Government
  Sponsored Agency Obligations-48.2%
Federal Home Loan Mortgage Corp.
  4.88%, 3/15/07                                   25,000       24,929,150
Federal Home Loan Mortgage Corp.
  30 YR TBA
  5.50%, 5/01/35                                    3,370        3,273,112
Federal National Mortgage Association
  5.50%, 2/01/35(b)                                 4,342        4,223,422
Federal National Mortgage Association
  30 YR TBA
  5.50%, 5/01/35                                    3,040        2,951,651
  6.50%, 5/01/35                                    4,755        4,835,241
U.S. Treasury Notes
  2.25%, 2/15/07(b)                                   810          793,073
  4.13%, 8/15/08                                      180          177,279
  4.13%, 8/15/10                                      742          719,682
                                                                41,902,610

Total United States Securities
  (cost $55,251,430)                                            55,036,837

SHORT-TERM INVESTMENTS-4.3%
Repurchase Agreement-4.3%
Deutsche Bank
  4.73%, dated 4/28/06,
  due 5/01/06 in the
  amount of $3,701,458
  (cost $3,700,000;
  collaterized by
  $3,850,000 FHLMC,
  2.85%, due 4/6/07,
  value $3,776,231)                                 3,700        3,700,000


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 15


                                                              U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-118.4%
  (cost $101,196,803)                                        $ 102,934,099
Other assets less liabilities-(18.4%)                          (15,975,255)

Net Assets-100%                                              $  86,958,844


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note D)

                                       U.S. $         U.S. $
                          Contract    Value on       Value at      Unrealized
                           Amount    Origination     April 30,   Appreciation/
                            (000)        Date          2006      (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts:

Australian Dollar,
  settling 5/12/06            1,839  $ 1,353,982   $ 1,397,220      $ 43,238
British Pound,
  settling 6/16/06              598    1,075,776     1,090,357        14,581
Canadian Dollar,
  settling 5/10/06            3,066    2,676,633     2,743,170        66,537
Euro Dollar,
  settling 5/18/06           10,455   12,696,875    13,204,353       507,478
Japanese Yen,
  settling 5/31/06          182,112    1,552,993     1,606,013        53,020
Mexican Peso,
  settling 6/21/06            7,251      656,615       652,706        (3,909)
South Korean Won,
  settling 7/21/06        1,972,770    2,023,561     2,096,294        72,733
South African Rand,
  settling 5/31/06              283       46,465        46,956           491
Swedish Krona,
  settling 6/26/06            3,579      475,673       488,533        12,860

Sale Contracts:

Australian Dollar,
  settling 5/12/06            1,962    1,457,550     1,490,652       (33,102)
British Pound,
  settling 6/16/06            4,105    7,344,009     7,491,100      (147,091)
Canadian Dollar,
  settling 5/10/06            2,206    1,937,926     1,973,826       (35,900)
Euro Dollar,
  settling 5/18/06           10,856   13,129,647    13,711,187      (581,540)
Japanese Yen,
  settling 5/31/06          267,554    2,338,826     2,359,511       (20,685)
Mexican Peso,
  settling 6/21/06           10,764      968,963       968,995           (32)
Norwegian Kroner,
  settling 5/31/06            8,655    1,382,201     1,406,919       (24,718)
Polish Zloty,
  settling 5/09/06            4,632    1,434,970     1,509,082       (74,112)
South Korean Won,
  settling 7/21/06-
  9/18/06                 2,241,316    2,321,070     2,383,407       (62,337)
Swedish Krona,
  settling 6/26/06          131,451   17,537,032    17,944,954      (407,922)


16 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


FINANCIAL FUTURES CONTRACTS SOLD (see Note D)


                    Number       Expiration     Original    U.S. $ Value at      Unrealized
    Type           Contracts        Month         Value      April 30, 2006     Appreciation
--------------------------------------------------------------------------------------------
U.S. Treasury
Note 10 yr
Futures               75         June 2006     $8,066,602      $7,918,359          $148,243


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                       Rate Type
                                               ----------------------
                   Notional                    Payments     Payments       Unrealized
    Swap            Amount     Termination      made by    received by    Appreciation/
Counterparty         (000)         Date        the Fund     the Fund     (Depreciation)
---------------------------------------------------------------------------------------
Deutsche Banc     MXN 46,500      1/12/07        7.76%*       10.35%      $  83,505
Deutsche Banc     MXN 46,500      1/12/07        9.90%         8.07%*       (78,862)

* Variable rates are based on the Interbank equilibrium interest rate for Mexican Pesos.

(a) Coupon rate adjusts on a predetermined schedule to a rate based on a specific Index. Stated interest rate was in effect at April 30, 2006.

(b) Positions, or a portion thereof, with an aggregate market value of $12,907,923 have been segregated to collateralize forward exchange currency contracts.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the aggregate market value of these securities amounted to $3,127,140 or 3.6% of net assets.

Glossary of Terms:

FHLMC   -  Federal Home Loan Mortgage Corp.
TBA     -  (To Be Assigned) Securities are purchased on a forward commitment with an appropriate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Currency Abbreviations:

AUD  -  Australian Dollar
BRL  -  Brazilian Real
CAD  -  Canadian Dollar
EUR  -  Euro Dollar
GBP  -  Great British Pound
IDR  -  Indonesian Rupiah
JPY  -  Japanese Yen
KRW  -  South Korean Won
MXN  -  Mexican Peso
NOK  -  Norwegian Kroner
PLN  -  Polish Zloty
SEK  -  Swedish Krona
US$  -  United States Dollar
ZAR  -  South African Rand

See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 17


STATEMENT OF ASSETS & LIABILITIES
April 30, 2006 (unaudited)

Assets
Investments in securities, at value
  (cost $101,196,803)                                            $ 102,934,099
Cash                                                                   417,013
Foreign cash, at value (cost $497,063)                                 468,252
Receivable for investment securities
  sold and foreign currency contracts                                4,985,541
Interest receivable                                                  1,302,763
Unrealized appreciation of forward
  exchange currency contracts                                          770,938
Receivable for capital stock sold                                      416,842
Receivable for variation margin
  on futures contracts                                                  29,526
Unrealized appreciation of swap contracts                               83,505
Total assets                                                       111,408,479

Liabilities
Payable for investment securities purchased                         21,249,431
Unrealized depreciation of forward
  exchange currency contracts                                        1,391,348
Payable for capital stock redeemed                                   1,033,718
Dividends payable                                                      386,695
Unrealized depreciation of swap contracts                               78,862
Distribution fee payable                                                56,442
Advisory fee payable                                                    35,920
Transfer Agent fee payable                                              13,164
Administrative fee payable                                               7,893
Accrued expenses and other liabilities                                 196,162
Total liabilities                                                   24,449,635
Net Assets                                                       $  86,958,844

Composition of Net Assets
Capital stock, at par                                            $      10,100
Additional paid-in capital                                         121,814,174
Undistributed net investment income                                  1,640,794
Accumulated net realized loss on
  investment and foreign currency
  transactions                                                     (37,690,952)
Net unrealized appreciation of
  investments and foreign currency
  denominated assets and liabilities                                 1,184,728
                                                                 $  86,958,844


Net Asset Value Per Share--21 billion shares of capital stock authorized, $0.001 par value

                                        Shares      Net Asset
Class             Net Assets       Outstanding         Value
---------------------------------------------------------------
A                $24,022,068         2,790,229         $8.61*
B                $48,991,201         5,690,328         $8.61
C                $11,516,402         1,337,285         $8.61
Advisor          $ 2,399,868           278,945         $8.60
R                $     9,808             1,141         $8.59
K                $     9,783             1,138         $8.60
I                $     9,714             1,130         $8.60

* The maximum offering price per share for Class A shares was $8.99 which reflects a sales charge of 4.25%.

     See notes to financial statements.


18 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2006 (unaudited)

Investment Income
Interest (net of foreign taxes withheld
  of $7,330)                                   $ 2,782,757
Dividends                                           12,861         $ 2,795,618

Expenses
Advisory fee                                       227,848
Distribution fee--Class A                           35,570
Distribution fee--Class B                          270,631
Distribution fee--Class C                           57,491
Distribution fee--Class R                               25
Distribution fee--Class K                               12
Custodian                                          100,624
Transfer agency--Class A                            16,789
Transfer agency--Class B                            46,237
Transfer agency--Class C                             9,045
Transfer agency--Advisor Class                       1,267
Transfer agency--Class R                                12
Transfer agency--Class K                                10
Transfer agency--Class I                                 6
Registration                                        56,999
Legal                                               50,768
Administration                                      47,985
Audit                                               41,374
Printing                                            18,311
Directors' fees                                     14,424
Miscellaneous                                        7,901
Total expenses before interest expense           1,003,329
Interest expense                                    49,031
Total expenses                                   1,052,360
Less: expense offset arrangement
  (see Note B)                                      (1,725)
Net expenses                                                         1,050,635
Net investment income                                                1,744,983

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                            4,286,010
  Futures contracts                                                  1,145,833
  Swap contracts                                                        11,885
  Foreign currency transactions                                       (635,302)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       (1,645,774)
  Futures contracts                                                   (605,726)
  Swap contracts                                                       (17,888)
  Foreign currency denominated assets
    and liabilities                                                 (1,200,767)
Net gain on investments and foreign
  curreny transactions                                               1,338,271
Net Increase in Net Assets
  from Operations                                                  $ 3,083,254

See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 19


STATEMENT OF CHANGES IN NET ASSETS

                                            Six Months Ended        Year Ended
                                             April 30, 2006         October 31,
                                               (unaudited)             2005
                                            -----------------     -------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                         $  1,744,983        $  4,665,621
Net realized gain on investments and
  foreign currency transactions                  4,808,426           7,714,162
Net change in unrealized appreciation/
  depreciation of investments and foreign
  currency denominated assets and
  liabilities                                   (3,470,155)         (6,293,351)
Net increase in net assets from
  operations                                     3,083,254           6,086,432

Dividends and Distributions to
Shareholders from:
Net investment income
  Class A                                         (504,556)         (1,238,825)
  Class B                                         (956,155)         (2,918,184)
  Class C                                         (203,726)           (521,507)
  Advisor Class                                    (40,526)            (79,008)
  Class R                                             (195)               (299)
  Class K                                             (210)               (316)
  Class I                                             (222)               (335)
Net realized gains on investment and
  foreign currency transactions
  Class A                                         (610,401)                 -0-
  Class B                                       (1,423,101)                 -0-
  Class C                                         (291,305)                 -0-
  Advisor Class                                    (40,818)                 -0-
  Class R                                             (251)                 -0-
  Class K                                             (250)                 -0-
  Class I                                             (249)                 -0-

Capital Stock Transactions
Net decrease                                    (8,931,189)        (33,293,187)
Total decrease                                  (9,919,900)        (31,965,229)

Net Assets
Beginning of period                             96,878,744         128,843,973
End of period (including undistributed net
  investment income of $1,640,794 and
  $1,601,401, respectively)                   $ 86,958,844        $ 96,878,744

See notes to financial statements.


20 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


NOTES TO FINANCIAL STATEMENTS
April 30, 2006 (unaudited)

NOTE A
Significant Accounting Policies

AllianceBernstein Global Strategic Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on October 25, 1995 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ")


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 21


are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


22 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the specific class. Realized and unrealized gains and losses are allocated among various share classes based on their relative net assets.

5. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 23


NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Advisor an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 1.90%, 2.60%, 2.60%, 1.60%, 2.10%, 1.85% and 1.60%
of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended April 30, 2006, there were no fees waived by the Adviser.

Pursuant to the advisory agreement, the Fund may reimburse the Advisor for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2006, such fees amounted to $47,985.

The Fund compensates AllianceBernstein Investor Services, Inc.(prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $31,873 for the six months ended April 30, 2006.

For the six months ended April 30, 2006, the Fund's expenses were reduced by $1,725 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc.(prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,091 from the sale of Class A shares and received $107, $11,645 and $625 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2006.


NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to the Class


24 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Class I and Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,792,007, $1,480,917, $559, and $587 for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2006, were as follows:

                                                Purchases             Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)                 $ 52,051,774        $ 91,381,204
U.S. government securities                         999,975           3,361,349

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, futures contracts and swap contracts) are as follows:

Gross unrealized appreciation                                       $2,112,678
Gross unrealized depreciation                                         (375,382)
Net unrealized appreciation                                         $1,737,296

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 25


At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not


26 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value. For the six months ended April 30, 2006, the Fund had no transactions in written options.

4. Swap Agreements

The Fund may enter into swaps to hedge its exposure to foreign currency interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or currencies.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 27


As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At April 30, 2006, the Fund had no Sale Contracts outstanding.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had no Buy Contracts outstanding as of April 30, 2006.


28 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


5. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund.

6. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price.

For the six months ended April 30, 2006, the average amount of reverse repurchase agreements outstanding was $2,022,718 and the daily weighted average annual interest rate was 3.49%


NOTE E
Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     April 30, 2006  October 31, April 30, 2006    October 31,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold              207,644       435,207     $ 1,793,505    $  3,796,086
Shares issued in
  reinvestment of
  dividends and
  distributions           76,938        87,205         663,432         765,090
Shares converted
  from Class B           185,434       281,430       1,600,434       2,465,647
Shares redeemed         (466,098)   (1,427,311)     (4,027,285)    (12,511,947)
Net increase
  (decrease)               3,918      (623,469)    $    30,086    $ (5,485,124)


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 29


                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     April 30, 2006  October 31, April 30, 2006    October 31,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class B
Shares sold              199,983       398,235    $  1,727,699   $   3,455,761
Shares issued in
  reinvestment of
  dividends and
  distributions          119,706       163,313       1,031,752       1,433,026
Shares converted
  to Class A            (185,434)     (281,352)     (1,600,434)     (2,465,647)
Shares redeemed       (1,281,058)   (3,219,078)    (11,091,474)    (28,212,036)
Net decrease          (1,146,803)   (2,938,882)   $ (9,932,457)  $ (25,789,896)

Class C
Shares sold              164,132       123,189    $  1,416,903   $   1,080,910
Shares issued in
  reinvestment of
  dividends and
  distributions           29,601        30,828         255,113         270,561
Shares redeemed         (176,352)     (465,836)     (1,522,967)     (4,094,941)
Net increase
  (decrease)              17,381      (311,819)   $    149,049   $  (2,743,470)

Advisor Class
Shares sold               93,122       132,088    $   799,314    $  1,159,932
Shares issued in
  reinvestment of
  dividends and
  distributions            8,447         7,916          72,765          69,649
Shares redeemed           (5,807)      (61,084)        (49,947)       (534,450)
Net increase              95,762        78,920    $    822,132   $     695,131

                        Six Months     March 1,       Six Months     March 1,
                           Ended      2005(a) to         Ended      2005(a) to
                      April 30, 2006  October 31,   April 30, 2006  October 31,
                        (unaudited)      2005        (unaudited)       2005
                      --------------  -----------   --------------  -----------
Class R
Shares sold                  -0-        1,141            $ -0-       $ 10,100
Shares issued in
  reinvestment of
  dividends and
  distributions               1            -0-              2              -0-
Shares redeemed              -0-           -0-             (1)             -0-
Net increase                  1         1,141            $  1        $ 10,100

Class K
Shares sold                  -0-        1,138            $ -0-       $ 10,072
Shares redeemed              -0-           -0-             -0-             -0-
Net increase                 -0-        1,138            $ -0-       $ 10,072

Class I
Shares sold                  -0-        1,130            $ -0-       $ 10,000
Shares redeemed              -0-           -0-             -0-             -0-
Net increase                 -0-        1,130            $ -0-       $ 10,000

(a) Commencement of distributions


30 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


NOTE F
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2006.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 31


NOTE H
Distributions to Shareholders

The tax character of distibutions to be paid for the fiscal year ending October 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 were as follows:

                                                   2005                2004
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                              $ 4,758,474         $ 8,137,705
Total taxable distributions                      4,758,474           8,137,705
Tax return of capital                                   -0-                 -0-
Total distributions paid                       $ 4,758,474         $ 8,137,705

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income                           $   2,340,744
Accumulated capital and other losses                            (39,457,477)(a)
Unrealized appreciation/(depreciation)                            3,363,211(b)
Total accumulated earnings/(deficit)                          $ (33,753,522)(c)

(a) On October 31, 2005 the Fund had a net capital loss carryforward of $39,354,512 of which $15,553,341 expires in the year 2,009 and $23,821,171 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $4,191,050. For the year ended October 31, 2005, the cumulative deferred loss on straddles was $102,965.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium.

(c) The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to dividends payable.


NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the


32 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 33


against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.


34 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 35


Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


36 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Financial Highlights

                                                                              Class A
                                         ------------------------------------------------------------------------------
                                          Six Months
                                            Ended
                                           April 30,                        Year Ended October 31,
                                             2006       ---------------------------------------------------------------
                                         (unaudited)        2005        2004(a)        2003       2002(b)       2001
                                         -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period        $8.70           $8.63        $8.65        $7.75        $8.43        $9.53

Income From Investment Operations
Net investment income(c)                      .19             .39          .48(d)       .55          .63          .78
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                .12             .09          .02          .93         (.67)        (.90)
Net increase (decrease) in
  net asset value from
  operations                                  .31             .48          .50         1.48         (.04)        (.12)

Less: Dividends and
Distributions
Dividends from net investment
  income                                     (.18)           (.41)        (.52)        (.29)        (.52)        (.71)
Distributions from net realized gains
  on investment and foreign
  currency transactions                      (.22)             -0-          -0-          -0-          -0-          -0-
Tax return of capital                          -0-             -0-          -0-        (.29)        (.12)        (.27)
Total dividends and distributions            (.40)           (.41)        (.52)        (.58)        (.64)        (.98)
Net asset value, end of period              $8.61           $8.70        $8.63        $8.65        $7.75        $8.43

Total Return
Total investment return based
  on net asset value(e)                      3.66%           5.67%        5.89%       19.57%        (.50)%      (1.50)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                         $24,022         $24,250      $29,465      $37,043      $38,631      $57,667
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                   1.79%(f)(g)     1.54%        1.43%        1.60%        1.53%        1.45%
  Expenses, before
    waivers/reimbursements                   1.79%(f)(g)     1.54%        1.60%        1.60%        1.53%        1.45%
  Expenses, before waivers/
    reimbursements excluding
    interest expense                         1.69%(f)(g)     1.54%        1.60%        1.60%        1.53%        1.45%
  Net investment income                      4.34%(f)        4.65%        5.83%(d)     6.50%        7.71%        8.60%
Portfolio turnover rate                        56%             98%         106%         155%         268%         304%

See footnote summary on page 44.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 37


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            Class B
                                          -----------------------------------------------------------------------------
                                          Six Months
                                            Ended
                                          April 30,                     Year Ended October 31,
                                             2006       ---------------------------------------------------------------
                                         (unaudited)        2005        2004(a)      2003         2002(b)      2001
                                         -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period       $8.70            $8.63        $8.65        $7.74        $8.42        $9.52

Income From Investment Operations
Net investment income(c)                     .16              .32          .41(d)       .48          .57          .71
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                               .12              .10          .02          .95         (.67)        (.90)
Net increase (decrease) in
  net asset value from
  operations                                 .28              .42          .43         1.43         (.10)        (.19)

Less: Dividends and Distributions
Dividends from net investment
  income                                    (.15)            (.35)        (.45)        (.27)        (.47)        (.65)
Distributions from net realized gains
  on investment and foreign
  currency transactions                     (.22)              -0-          -0-          -0-          -0-          -0-
Tax return of capital                         -0-              -0-          -0-        (.25)        (.11)        (.26)
Total dividends and distributions           (.37)            (.35)        (.45)        (.52)        (.58)        (.91)
Net asset value, end of period             $8.61             $8.70        $8.63        $8.65        $7.74        $8.42

Total Return
Total investment return based
  on net asset value(e)                     3.29%            4.92%        5.13%       18.89%       (1.23)%      (2.24)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $48,991          $59,513      $84,385     $115,414     $117,529     $156,948
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                  2.52%(f)(g)      2.25%        2.15%        2.31%        2.24%        2.16%
  Expenses, before
    waivers/reimbursements                  2.52%(f)(g)      2.25%        2.32%        2.31%        2.24%        2.16%
  Expenses, before waivers/
    reimbursements excluding
    interest expense                        2.41%(f)(g)      2.25%        2.32%        2.31%        2.24%        2.16%
  Net investment income                     3.62%(f)         3.94%        5.12%(d)     5.83%        7.02%        7.85%
Portfolio turnover rate                       56%              98%         106%         155%         268%         304%

See footnote summary on page 44.


38 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               Class C
                                            ----------------------------------------------------------------------------
                                            Six Months
                                               Ended
                                             April 30,                  Year Ended October 31,
                                                2006      --------------------------------------------------------------
                                            (unaudited)     2005        2004(a)       2003        2002(b)       2001
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period       $8.71            $8.64        $8.65        $7.75        $8.43        $9.52

Income From Investment Operations
Net investment income(c)                     .16              .33          .40(d)       .50          .57          .72
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                               .11              .09          .04          .92         (.67)        (.90)
Net increase (decrease) in
  net asset value from
  operations                                 .27              .42          .44         1.42         (.10)        (.18)

Less: Dividends and Distributions
Dividends from net investment
  income                                    (.15)            (.35)        (.45)        (.28)        (.47)        (.65)
Distributions from net realized gains
  on investment and foreign
  currency transactions                     (.22)              -0-          -0-          -0-          -0-          -0-
Tax return of capital                         -0-              -0-          -0-        (.24)        (.11)        (.26)
Total dividends and distributions           (.37)            (.35)        (.45)        (.52)        (.58)        (.91)
Net asset value, end of period             $8.61            $8.71        $8.64        $8.65        $7.75        $8.43

Total Return
Total investment return based
  on net asset value(e)                     3.18%            4.93%        5.25%       18.74%       (1.22)%      (2.13)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $11,516          $11,492      $14,094      $21,175      $20,113      $33,035
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                  2.51%(f)(g)      2.25%        2.14%        2.30%        2.23%        2.15%
  Expenses, before
    waivers/reimbursements                  2.51%(f)(g)      2.25%        2.31%        2.30%        2.23%        2.15%
  Expenses, before waivers/
    reimbursements excluding
    interest expense                        2.40%(f)(g)      2.25%        2.31%        2.30%        2.23%        2.15%
  Net investment income                     3.63%(f)         3.94%        5.14%(d)     5.81%        7.00%        7.90%
Portfolio turnover rate                       56%              98%         106%         155%         268%         304%

See footnote summary on page 44.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 39


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Advisor Class
                                         --------------------------------------------------------------------------------
                                          Six Months
                                            Ended
                                           April 30,                       Year Ended October 31,
                                             2006        ---------------------------------------------------------------
                                         (unaudited)         2005        2004(a)      2003         2002(b)      2001
                                         -----------     -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period        $8.70           $8.63        $8.65        $7.74        $8.43        $9.53

Income From Investment Operations
Net investment income(c)                      .20             .47          .47(d)       .57          .65          .80
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                .12             .04          .05          .95         (.67)        (.89)
Net increase (decrease) in
  net asset value from
  operations                                  .32             .51          .52         1.52         (.02)        (.09)

Less: Dividends and Distributions
Dividends from net investment
  income                                     (.20)           (.44)        (.54)        (.34)        (.54)        (.73)
Distributions from net realized gains
  on investment and foreign
  currency transactions                      (.22)             -0-          -0-          -0-          -0-          -0-
Tax return capital                             -0-             -0-          -0-        (.27)        (.13)        (.28)
Total dividends and distributions            (.42)           (.44)        (.54)        (.61)        (.67)       (1.01)
Net asset value, end of period              $8.60           $8.70        $8.63        $8.65        $7.74        $8.43

Total Return
Total investment return based
  on net asset value(e)                      3.71%           6.01%        6.21%       20.10%        (.31)%      (1.19)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                          $2,400          $1,594         $900       $1,483       $1,358       $1,350
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                   1.51%(f)(g)     1.26%        1.13%        1.30%        1.24%        1.13%
  Expenses, before
    waivers/reimbursements                   1.51%(f)(g)     1.26%        1.30%        1.30%        1.24%        1.13%
  Expenses, before waivers/
    reimbursements excluding
    interest expense                         1.40%(f)(g)     1.26%        1.30%        1.30%        1.24%        1.13%
  Net investment income                      4.65%(f)        4.93%        6.15%(d)     6.84%        8.08%        8.81%
Portfolio turnover rate                        56%             98%         106%         155%         268%         304%

See footnote summary on page 44.


40 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                   Class R
                                         -----------------------------
                                         Six Months
                                             Ended       March 1,
                                            April 30,   2005(h) to
                                               2006     October 31,
                                           (unaudited)      2005
                                            ----------    ---------
Net asset value, beginning of period           $8.69        $8.85

Income From Investment Operations
Net investment income(c)                         .17          .25
Net realized and unrealized gain (loss)
  on investment and foreign currency
  investment transactions                        .12         (.15)
Net increase in net asset value
  from operations                                .29          .10

Less: Dividends and Distributions
Dividends from net investment income            (.17)        (.26)
Distributions from net realized gains on
  investment and foreign
  currency transactions                         (.22)          -0-
Total dividends and distributions               (.39)        (.26)
Net asset value, end of period                 $8.59        $8.69

Total Return
Total investment return based on
  net asset value(e)                            3.40%        1.17%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $10          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)    2.10%(g)     1.94%
  Expenses, before waivers/reimbursements(f) 2.10%(g) 1.94% Expenses, before waivers/reimbursements
    excluding interest expense(f)               1.99%(g)     1.94%
  Net investment income(f)                      4.05%        4.25%
Portfolio turnover rate                           56%          98%

See footnote summary on page 44.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 41


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                   Class K
                                         -----------------------------
                                           Six Months
                                               Ended      March 1,
                                            April 30,    2005(h) to
                                              2006       October 31,
                                           (unaudited)      2005
                                            ----------    ---------
Net asset value, beginning of period           $8.69        $8.85

Income From Investment Operations
Net investment income(c)                         .19          .27
Net realized and unrealized gain (loss)
  on investment and foreign currency
  investment transactions                        .12         (.15)
Net increase in net asset value
  from operations                                .31          .12

Less: Dividends and Distributions
Dividends from net investment income            (.18)        (.28)
Distributions from net realized gains
  on investment and foreign
  currency transactions                         (.22)          -0-
Total dividends and distributions               (.40)        (.28)
Net asset value, end of period                 $8.60        $8.69

Total Return
Total investment return based on
  net asset value(e)                            3.67%        1.36%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $10          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)    1.79%(g)     1.63%
  Expenses, before waivers/reimbursements(f) 1.79%(g) 1.63% Expenses, before waivers/reimbursements
    excluding interest expense(f)               1.68%(g)     1.63%
  Net investment income(f)                      4.35%        4.55%
Portfolio turnover rate                           56%          98%

See footnote summary on page 44.


42 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                   Class I
                                         -----------------------------
                                           Six Months
                                              Ended       March 1,
                                            April 30,    2005(h) to
                                               2006      October 31,
                                           (unaudited)       2005
                                            ----------    ---------
Net asset value, beginning of period           $8.69        $8.85

Income From Investment Operations
Net investment income(c)                         .20          .29
Net realized and unrealized gain (loss)
  on investment and foreign currency
  investment transactions                        .13         (.15)
Net increase in net asset value
  from operations                                .33          .14

Less: Dividends and Distributions
Dividends from net investment income            (.20)        (.30)
Distributions from net realized gains
  on investment and foreign
  currency transactions                         (.22)          -0-
Total dividends and distributions               (.42)        (.30)
Net asset value, end of period                 $8.60        $8.69

Total Return
Total investment return based on
  net asset value(e)                            3.84%        1.58%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $10          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)    1.46%(g)     1.30%
  Expenses, before waivers/reimbursements(f) 1.46%(g) 1.30% Expenses, before waivers/reimbursements
    excluding interest expense(f)               1.35%(g)     1.30%
  Net investment income(f)                      4.69%        4.88%
Portfolio turnover rate                           56%          98%

See footnote summary on page 44.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 43


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $0.001 for Class A, B, C, and Advisor Class and increase net realized and unrealized gain (loss) on investment transactions per share by $0.001 for Class A, B, C, and Advisor Class. Consequently, the ratios of net investment income to average net assets were decreased by 0.20% for Class A, B, C and Advisor Class, respectively.

(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.03, decrease net realized and unrealized loss on investments per share by $.03 for Class A, B, C and Advisor Class, respectively, and decrease the ratio of net investment income to average net assets from 8.03% to 7.71% for Class A, from 7.34% to 7.02% for Class B, from 7.32% to 7.00% for Class C and from 8.40% to 8.08% for Advisor Class. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d)  Net of waivers/reimbursement by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g) The ratio includes expenses attributable to estimated cost of proxy solicitation.

(h)  Commencement of distributions.


44 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of AllianceBernstein Global Strategic Income Trust (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005 and December 19, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, and the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. At the December 6, 2005 Meeting, with respect to the fourth item of business, the reclassification of the Fund's fundamental investment objective as non-fundamental with changes to the Fund's investment objective, the required number of outstanding shares voted in favor of the proposal, and the proposal was approved. At the December 19, 2005 Meeting, with respect to the second item of business, the approval to amend and restate the Charter of the Fund, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                                                Withheld
                                          Voted For             Authority
-------------------------------------------------------------------------------

       Ruth Block                         6,968,742              171,405
       David H. Dievler                   6,971,783              168,364
       John H. Dobkin                     6,970,977              169,170
       Michael J. Downey                  6,959,708              180,439
       William H. Foulk, Jr.              6,971,783              168,364
       D. James Guzy                      6,955,177              184,970
       Marc O. Mayer                      6,965,883              174,264
       Marshall C. Turner, Jr.            6,953,808              186,339

                                                   Voted                 Broker
                                     Voted For   Against  Abstained   Non-Votes
-------------------------------------------------------------------------------
2.     The amendment and
       restatement of the Fund's
       charter, which repealed
       in its entirety all currently
       existing charter provisions
       and substituted in lieu
       thereof new provisions
       set forth in the Form of
       Articles of Amendment
       and Restatement attached
       to the Fund's Proxy
       Statement as Appendix D.      5,952,741   132,310    312,306           0


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 45


3. The amendment, elimination, or reclassification as non-fundamental, of the fundamental investment restrictions regarding:

                                                   Voted                 Broker
                                     Voted For   Against  Abstained   Non-Votes
-------------------------------------------------------------------------------
3.B.   Issuing Senior Securities
       and Borrowing Money           4,810,826   182,704    146,765   1,999,853
3.D.   Concentration of
       Investments                   4,813,379   254,313     72,602   1,999,853
3.E.   Real Estate and Companies
       that Deal in Real Estate      4,813,177   254,516     72,602   1,999,853
3.F.   Commodity Contracts
       and Futures Contracts         4,802,632   265,061     72,602   1,999,853
3.G.   Loans                         4,809,182   256,855     74,256   1,999,853
3.H.   Joint Securities
       Trading Accounts              4,813,177   252,860     74,258   1,999,853
3.I.   Exercising Control            4,803,186   264,049     73,058   1,999,853
3.K.   Oil, Gas and Other
       Types of Minerals or
       Mineral Leases                4,803,355   263,881     73,058   1,999,853
3.L.   Purchases of Securities
       on Margin                     4,796,719   265,620     77,956   1,999,853
3.M.   Short Sales                   4,799,808   265,838     74,648   1,999,853
3.N.   Pledging, Hypothecating,
       Mortgaging, or Otherwise
       Encumbering Assets            4,800,195   265,451     74,648   1,999,853
4.a    Approval of the
       reclassification of the Fund's
       fundamental investment
       objective as non-fundamental
       with changes to the Fund's
       investment objective.         5,263,685   203,776    320,344   1,735,361


46 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon, Vice President
Gershon Distenfeld, Vice President
Michael L. Mon, Vice President
Douglas J. Peebles, Vice President
Matthew S. Sheridan, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Transfer Agent

AllianceBernstein
Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036



(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) The management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income Invetment Team and the US High Yield Investment Team. Mr. Douglas J. Peebles, Mr. Paul DeNoon, Mr. Gershon Distenfeld, Mr. Michael L. Mon and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 47


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;


48 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

     9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

     10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

     11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

     12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

     13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

     14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 49


The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the


50 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with an updated expense allocation methodology. The directors noted that the updated expense allocation methodology would be used to prepare profitability information for 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan and retains a portion of the 12b-1 fees, and receives all or a portion of the sales charges on sales


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 51


or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 12 to 11 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 28 to 25 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-, 3-and 5-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Fund as compared to the Lehman Brothers Global Aggregate Bond Index (USD hedged) (the "Index") for periods ended September 30, 2005 over the year to date ("YTD"), 1-, 3- and 5-year and since inception periods (January 1996 inception). The directors noted that in the Performance Group comparison, the Fund was in the 1st quintile in the 1-year period, 2nd quintile in the 3-year period (adjusted to 3rd quintile by the Senior Officer who used a different methodology than Lipper for assigning performance to quintiles) and 5th quintile in the 5-year period, and in the Performance Universe comparison the Fund was in the 1st quintile in the 1-year period (adjusted to 2nd quintile by the Senior Officer), 3rd quintile in the 3-year period and 5th quintile in the 5-year period The directors noted that the comparative information showed that the Fund outperformed the Index in all periods reviewed except in the 5-year period when it underperformed the Index. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they


52 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Fund. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Fund had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/ objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 53


The directors noted that the Fund's at approximate current size contractual effective fee rate of 50 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 7 basis points and that as a result the Adviser's total compensation from the Fund pursuant to the Advisory Agreement was only slightly lower than the Expense Group median. The directors also noted that the Fund's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently significantly less than the cap), was significantly higher than the medians for the Expense Group and Expense Universe. The directors noted that the Fund's expense ratio was adversely impacted by the fact that the Fund is relatively small (net assets of approximately $101 million as of September 30, 2005) and that the Adviser had recently reviewed with them various initiatives intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Fund's expense ratio was acceptable in the circumstances.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


54 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


ALLIANCEBERNSTEIN FAMILY OF FUNDS

----------------------------------------
Wealth Strategies Funds
----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

----------------------------------------
Blended Style Funds
----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

----------------------------------------
Growth Funds
----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

----------------------------------------
Value Funds
----------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

----------------------------------------
Taxable Bond Funds
----------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

----------------------------------------
Municipal Bond Funds
----------------------------------------
National                 Michigan
Insured National         Minnesota
Arizona                  New Jersey
California               New York
Insured California       Ohio
Florida                  Pennsylvania
Massachusetts            Virginia

----------------------------------------
Intermediate Municipal Bond Funds
----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

----------------------------------------
Closed-End Funds
----------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

----------------------------------------
Retirement Strategies Funds
----------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 55


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Global Strategic Income Trust, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent trustees of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent trustees in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.   Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.

(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Trustees on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


56 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This fee schedule was implemented in connection with the Adviser's settlement with the New York State Attorney General.(2)

                                               Advisory Fee Based on % of
Fund                                            Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Global                 First $2.5 billion               0.50%
Strategic Income Trust, Inc.             Next $2.5 billion                0.45%
                                         Excess of $5 billion             0.40%

The Fund's net assets as of September 30, 2005 were $100.7 million. The effective advisory fee of the Fund at this asset level is 0.50%.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                                    As a % of
                                                                  average daily
Fund                                                Amount          net assets
-------------------------------------------------------------------------------
AllianceBernstein Global                           $99,000             0.07%
Strategic Income Trust, Inc.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratio to the amounts set forth below for the Fund's current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. However, it should be noted that the Fund was operating below its expense cap as of April 30, 2005; accordingly, that undertaking was of no effect. The Fund's gross expense ratio is also set forth below.

                                      Expense Cap
                                      Pursuant to         Gross
                                   Expense Limitation    Expense      Fiscal
Fund                                   Undertaking       Ratio(3)    Year End
-------------------------------------------------------------------------------
AllianceBernstein Global           Class A      1.90%      1.45%    October 31
Strategic Income Trust, Inc.       Class B      2.60%      2.17%
                                   Class C      2.60%      2.16%
                                   Class R      2.10%      1.71%
                                   Class K      1.85%      1.42%
                                   Class I      1.60%      1.15%
                                   Adv. Class   1.60%      1.16%

(2) The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Funds with almost all funds in each category having the same advisory fee schedule.

(3) The Fund's expense ratio is calculated from the beginning of the Fund's current fiscal year through August 31, 2005 and annualized.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 57


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund had the Alliance institutional fee schedule been applicable to the Fund.

                                                                    Effective
                            Net Assets       Alliance                Alliance
                             09/30/05     Institutional           Institutional
Fund                           ($MIL)      Fee Schedule            Advisory Fee
-------------------------------------------------------------------------------
AllianceBernstein Global       $100.7     Global Fixed                0.329%
Strategic Income Trust, Inc.              Income Schedule
                                          50 bp on 1st $20 m
                                          35 bp on next $20 m
                                          30 bp on next $20 m
                                          25 bp on the balance
                                          Minimum account size $20 m


58 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. The Adviser charges the following fee for an offshore mutual fund that invests in fixed income securities:

                                      Asset Class                Fee(4)
-------------------------------------------------------------------------------
                                      Fixed Income                0.65%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fees relative to the Lipper group median at the approximate current asset level of the Fund.(5)

                                       Effective          Lipper
Funds                              Management Fee(6)   Group Median    Rank
-----------------------------------------------------------------------------
AllianceBernstein Global                  0.500           0.580        2/11
Strategic Income Trust, Inc.(7)

(4) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.

(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

(6) It should be noted that the "effective management fee" rate for the Fund does not reflect the payments by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Fund is discussed in Section I. In addition, the "effective management fee" does not reflect fee waivers or expense reimbursements that effectively reduce the contractual management fee rates.

(7) The Lipper Expense Group for the management fee comparison excludes a certain fund that is included in the total expense ratio comparison. Lipper is unable to calculate the fund's management fee because of the fund's breakpoint gross income component.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 59


Lipper also analyzed the total expense ratio of the Fund in comparison to the Fund's Lipper Expense Group(8) and Lipper Expense Universe(9). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                     Lipper     Lipper     Lipper    Lipper
                       Expense      Universe   Universe     Group     Group
Funds                 Ratio(10)      Median      Rank      Median     Rank
-------------------------------------------------------------------------------
AllianceBernstein
Global Strategic        1.431         1.078      25/26      1.137    12/12
Income Trust, Inc.

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis. This highlights an issue which the Trustees are already addressing, which is to lower non-management expenses.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Trustees the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

(8) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(10)  Most recent fiscal year end Class A share total expense ratio.


60 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC"). Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser have disclosed in the Fund's prospectus that they may make payments(11) from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charge from sales of the Fund's shares in the Fund's most recent fiscal year.

Fund                                                  Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Global                                   $1,647
Strategic Income Trust, Inc.

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

Fund                                    12b-1 Fee Received      CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Global                     $1,259,377            $196,913
Strategic Income Trust, Inc.

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

(11) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 61


AGIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                   AGIS Fee(12)
-------------------------------------------------------------------------------
AllianceBernstein Global                                 $116,544
Strategic Income Trust, Inc.


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

(12) The fee disclosed is net of any waivers or any other expense offset arrangement. During the period, the Fund's expenses were reduced by an amount equal to or less than $151 under an expense offset arrangement with AGIS.


62 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


The information prepared by Lipper showed the 1, 3 and 5 year performance ranking of the Fund(13) relative to its Lipper group and universe for the periods ended September 30, 2005:

AllianceBernstein Global
Strategic Income Trust, Inc. Fund                 Group             Universe
-------------------------------------------------------------------------------
  1 year                                           2/12                6/28
  3 year                                           5/11               15/26
  5 year                                          10/11               24/25

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)(14) versus its benchmark(15).

                                         Periods Ending September 30, 2005
                                             Annualized Performance (%)
-------------------------------------------------------------------------------
                                       1           3           5       Since
Funds                                Year        Year        Year    Inception
-------------------------------------------------------------------------------
AllianceBernstein Global
Strategic Income Trust, Inc.         8.22       10.93        5.56        7.32

Lehman Brothers Global Aggregate
Bond Index (USD hedged)              5.29        4.39        6.25        6.62


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006

(13)  The performance rankings are for the Class A shares of the Fund.

(14)  The Fund's performance returns are for the Class A shares of the Fund.

(15) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 63


NOTES

64 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


GSIT-0152-0406


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.
Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

      EXHIBIT NO.    DESCRIPTION OF EXHIBIT

      12 (b) (1)     Certification of Principal Executive Officer Pursuant
                     to Section 302 of the Sarbanes-Oxley Act of 2002

      12 (b) (2)     Certification of Principal Financial Officer Pursuant to
                     Section 302 of the Sarbanes-Oxley Act of 2002

      12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Global Strategic Income Trust, Inc.

By:   /s/ Marc O. Mayer
      ---------------------------------------
      Marc O. Mayer
      President

Date:     June 28, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      ---------------------------------------
      Marc O. Mayer
      President

Date:    June 28, 2006

By:   /s/ Mark D. Gersten
      ---------------------------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date:    June 28, 2006